                   -------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)

           OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)           20-May-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of February 28, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-I)

                              TMS Auto Holdings, Inc.
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)

      Delaware
      New Jersey               333-14075-02             Applied For

      State or other           (Commission             (IRS Employer
      jurisdiction of          File Number)             ID Number)
      incorporation)

      2840 Morris Avenue, Union, New Jersey                     07083
      -------------------------------------------------------------------------
      (Address of principal executive officer)

      Registrant's Telephone Number,
      including area code:                          908-686-2000
                                                    ------------


                                        n/a
   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

           Item 5           Other Events
                            ------------


Attached herein as Annex A is a copy of the Monthly Statement sent to the
Noteholders and Certificateholders for the remittance date of     20-May-97

           Item 7           Financial Statements and Exhibits
                            ---------------------------------

The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      TMS AUTO HOLDINGS, INC.

                                      By /S/ James K. Ransom
                                      -------------------------------
                                        James K. Ransom
                                        Vice President




DATED 5/15/97

                        THE MONEY STORE AUTO TRUST 1997-1
                         6.83% ASSET BACKED CERTIFICATES

                           CERTIFICATEHOLDER STATEMENT

         IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
         AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1997 - 1 FOR THE MAY 13, 1997 DETERMINATION DATE

DISTRIBUTION DATE           05/20/91            MONTHLY PERIOD           APR-97

A.    INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

      I.    CERTIFICATES

              (a)  The aggregate amount of the distribution to
                     Certificateholders                                                             14,798.33

              (b)  The amount of the distribution set forth in  A. 1. (a) above in
                      respect of interest on the Certificates                                       14,798.33

              (c)  The amount of the distribution set forth in  A. 1. (a) above in
                     respect of principal on the Certificates                                            0.00

              (d)  The amount of the distribution in A.1. (a) payable
                      pursuant to a claim on the Certificate Policy                                      0.00

              (e)   The remaining outstanding balance available to
                      be drawn under the Certificate Policy                                         14,798.33

              (f)  The amount of the distribution set forth in paragraph
                    A.1. (a) above per $1,000 interest in the Certificates                          5.6916654

              (g)   The amount of the distribution set forth in paragraph
                      A.1. (b) above per $1,000 interest in the Certificates                        5.6916654

              (h)  The amount of the distribution set forth in paragraph
                     A.1. (c) above per $1,000 interest in the Certificates                         0.0000000

              (i)  The amount of the distribution set forth in paragraph
                    A.1. (d) above per $1,000 interest in the Certificates                          0.0000000


B.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

      I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

             (a)  The Pool Balance as of the close of business
                     on the last day of the Monthly Period                                     121,939,710.57

             (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                    Paragraph A.1. (c)                                                           2,600,000.00

             (c)  The Certificate Factor after giving affect to the payments
                    set forth in paragraph A.1. (c)                                                 1.0000000

             (d)  The amount of aggregate Realized Losses for the
                     second preceding Month Period                                                       0.00

             (e)  The aggregate Purchase Amount for all Receivables that
                    were repurchased in the Monthly Period                                               0.00


      2.    SERVICING FEE
             (a)  The aggregate amount of the Servicing Fee paid to the
                     Servicer with respect to the preceding Monthly Period                        279,113.33


      3.    PAYMENT SHORTFALLS

             (a)  The amount of the Certificateholders' Interest Carryover
                     Shortfall after giving effect to the payments set forth in
                     Paragraph A. 1. (b) above                                                          0.00
             (b)  The amount of the Certificateholder's Interest Carryover
                     Shortfall set forth in paragraph B.3. (a) above per $1,000
                     interest with respect to the Certificate:                                     0.0000000
             (c)  The amount of the Certificateholders' Principal Carryover
                    Shortfall after giving effect to the payments set forth in
                    Paragraph A.1. (b) above                                                            0.00
             (d)  The amount of the Certificateholders' Principal Carryover Shortfall
                    set forth in paragraph B.3. (a) above per $1,000 interest with
                    respect to the Certificate:                                                         0.00

      4.  TRANSFER OF SUBSEQUENT RECEIVABLES

             (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
                    therefrom on such Distribution Date                                                 0.00

             (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                    therefrom on such Distribution Date                                                 0.00

             (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
                    therefrom on such Distribution Date                                                 0.00

             (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
                     the Certificates:                                                             0.0000000

             (e)  The amount set forth in paragraph B.4. (b) to be distributed to
                   Certificateholders per $1,000 interest in the Certificates:                     0.0000000

             (f)  The amount set forth in paragraph B.4. (c) to be distributed to
                   Certificateholders per $1,000 interest in the Certificates:                     0.0000000

      5.     (a)  The aggregate amount of collections by the Servicer during the
                    preceding Monthly Period                                                    5,391,294.01

             (b)  The aggregate amount which was received by the Trust from the
                     Servicer during the preceding Monthly Period                               5,391,294.01

             (c)  The aggregate amount of reimbursements to the Security
                    Insurer during the preceding Monthly Period                                        0.00

             (d)  The amount of Receivables that are delinquent for over:
                     30 days                                                                   2,959,238.42
                     60 days                                                                     370,604.02
                     90 days                                                                           0.00


                                       (2)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying
Certificateholder Statement.

              THE MONEY STORE AUTO FINANCE INC.

              BY:        /S/ Harry Puglisi
              --------------------------
              HARRY PUGLISI
              TREASURER

                        THE MONEY STORE AUTO TRUST 1997-1
                 CLASS A-1 6.19% MONEY STORE ASSET BACKED NOTES
                       CLASS A-2 6.64% ASSET BACKED NOTES

          IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS OF
             FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC.
                  REPORTS THE FOLLOWING INFORMATION PERTAINING
           TO SERIES 1997 - 1 FOR THE MAY 13, 1997 DETERMINATION DATE

DISTRIBUTION DATE         06/20/97            MONTHLY PERIOD             APR-97

A.    INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

      I.    NOTES

             (a)  The aggregate amount of the distribution with respect to:
                           Class A-1 Notes                                                       5,031,812.29
                           Class A-2 Notes                                                         201,413.33

             (b)  The amount of the distribution set forth in paragraph A. 1. (a)
                    above in respect of interest on:
                           Class A-1 Notes                                                         463,397.20
                           Class A-2 Notes                                                         201,413.33

             (c)  The amount of the distribution set forth in paragraph A. 1. (a)
                    above in respect of principal of:
                           Class A-1 Notes                                                       3,148,044.24
                           Class A-2 Notes                                                               0.00

             (d)  The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                           Class A-1 Notes                                                               0.00
                           Class A-2 Notes                                                               0.00

             (e)  The remaining outstanding balance available to be drawn
                    under the Note Policy                                                        5,233,225.62

             (f)  The amount of the distribution set forth in paragraph A. 1. (a)
                   above per $1,000 interest in:
                           Class A-1 Notes                                                         55.2946405
                           Class A-2 Notes                                                          5.5333332

             (g)  The amount of the distribution set forth in paragraph A. 1. (b)
                    above per $1,000 interest in:
                           Class A-1 Notes                                                          5.0922769
                           Class A-2 Notes                                                          5.5333332

             (h)  The amount of the distribution set forth in paragraph A. 1. (c)
                    above per $1,000 interest in:
                           Class A-1 Notes                                                         34.5938927
                           Class A-2 Notes                                                          0.0000000
             (i)  The amount of the distribution set forth in  paragraph A. 1. (d)
                   above per $1,000 interest in:
                           Class A-1 Notes                                                          0.0000000
                           Class A-2 Notes                                                          0.0000000

             (j)  Prior to the Parity Date, from the Available Funds, to the Note
                   Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                           Class A-1 Notes                                                       1,420,370.85
                           Class A-2 Notes                                                               0.00

             (k)  The amount of the distribution set forth in paragraph A. 1. (j)
                    above per $1,000 interest in:
                           Class A-1 Notes                                                         15.6084708
                           Class A-2 Notes                                                          0.0000000


B.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST:

      1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

             (a)  The Pool Balance at the close of business
                     on the last day of the Monthly Period                                     121,939,710.57

             (b)    The aggregate outstanding principal amount of
                    each Class of Notes after giving effect to
                    payments allocated to principal as set forth
                    in Paragraph A.1 (c) and (j) above with
                    respect to:
                           Class A-1 Notes                                                      85,266,259.78
                           Class A-2 Notes                                                      36,400,000.00

             (c)    The Note Pool Factor for each Class of Notes
                    after giving effect to the payments set forth
                    in paragraph A.1 (c) with respect to:
                           Class A-1 Notes                                                          0.9369919
                           Class A-2 Notes                                                          1.0000000

             (d)  The amount of aggregate Realized Losses for the
                    second preceding Monthly Period                                                      0.00

             (e)  The aggregate Purchase Amount for all Receivables
                    that were repurchased in the Monthly Period                                          0.00

      2.    SERVICING FEE

             (a)  The aggregate amount of the Servicing Fee paid to the
                    Servicer with respect to the preceding Monthly Period                          279,113.33

      3.    PAYMENT SHORTFALLS

             (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                    A. 1. (b) above with respect to:
                           Class A-1 Notes                                                               0.00
                           Class A-2 Notes                                                               0.00

             (b)  The amount of the Noteholders' Interest  Carryover  Shortfall set forth in paragraph B.3. (a) above per  $1,000 interest with respect to:
                           Class A-1 Notes                                                          0.0000000
                           Class A-2 Notes                                                          0.0000000

             (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                    A. 1. (b) above with respect to:
                           Class A-1 Notes                                                               0.00
                           Class A-2 Notes                                                               0.00

             (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                    with respect to:
                           Class A-1 Notes                                                          0.0000000
                           Class A-2 Notes                                                          0.0000000

                                      ( 2 )

4.    TRANSFER OF SUBSEQUENT RECEIVABLES

              (a)  Aggregate amount on deposit in the Pre-Funding
                     Account on such Distribution Date after giving effect
                     to all withdrawals therefrom on such Distribution Date                              0.00

              (b)    Aggregate amount on deposit in the Capitalized Interest
                     Account on such Distribution Date after giving effect to
                     all withdrawals therefrom on such Distribution
                     Date                                                                                0.00

              (c)    Aggregate amount on deposit in the Pre-Funding Account on
                     the final Subsequent Transfer Date after giving effect to
                     all withdrawals therefrom on such
                     Distribution Date                                                                   0.00

              (d)  the amount set forth in paragraph B.4 (a) per $1,000
                     interest in:
                                      Class A-1 Notes                                               0.0000000
                                      Class A-2 Notes                                               0.0000000

              (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                                      Class A-1 Notes                                               0.0000000
                                      Class A-2 Notes                                               0.0000000

              (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                                      Class A-1 Notes                                               0.0000000
                                      Class A-2 Notes                                               0.0000000

              (g)      The Amount withdrawn from the Pre-Fund Account and
                       transferred to the Collection Account (included in
                       paragraph A .1 (c)):
                                      Class A-1 Notes                                                  256.63

              (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                                      Class A-1 Notes                                               0.0028201

5.            (a)  The aggregate amount of collections by the Servicer
                     during the preceding Monthly Period                                         5,391,294.01

              (b)  The aggregate amount which was received by the
                     Trust from the Servicer during the preceding Monthly
                     Period                                                                      5,391,294.01

              (c)  The aggregate amount of reimbursements to the
                     Security Insurer during the preceding Monthly
                     Period                                                                              0.00

              (d)  The amount of Receivables that are delinquent for
                     over:
                            30 days                                                              2,959,238.42
                            60 days                                                                370,604.02
                            90 days                                                                      0.00


6.            Other Information
              Weighted Average Coupon (WAC)                                                            19.210%
              Weighted Average Remaining Terms (WARM)                                                   52.07

                                       (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Noteholder Statement.

                          THE MONEY STORE AUTO FINANCE INC.

                          BY:              /S/ Harry Puglisi
                          ---------------------------------------
                                            HARRY PUGLISI
                                            TREASURER


                                       4